AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
CORPORATE AMERICA - VARIABLE
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the purpose of announcing the acquisition of AGL's parent corporation and certain other modifications to the prospectus.

          First, on page 30 of the prospectus, the second and third paragraphs of the section titled "AGL" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation ("AGC"), American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.

          Second, effective May 1, 2001, the Warburg Pincus Trust ("Warburg Pincus") changed its name to the Credit Suisse Warburg Pincus Trust ("Trust"). The Trust is a fund available to you in your Policy. All references to Warburg Pincus in your Prospectus should be replaced with the Trust.

          Third, on page 19 of the prospectus, the second paragraph of the section titled "Policy loans" is deleted in its entirety and replaced with the following:

We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of at least 4% (rather than any amount you could otherwise earn in one of our investment options). We can use interest rates greater than the guaranteed rates used to calculate accumulation values of amounts allocated to the declared fixed interest account. Interest which we apply to that portion of the declared fixed interest account will be at an annual effective rate of not less than 4.0% nor more than 4.75% for the first seven years, and not less than 4.25% nor more than 4.75% thereafter and payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.